EX-5.b



                                        JACKSON NATIONAL LIFE  [GRAPHIC OMITTED]
                             INSURANCE COMPANY OF NEW YORK(SM)

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Perspective Advisors II(SM) (01/05)
FIXED AND VARIABLE ANNUITY APPLICATION (VA410NY)     Home Office - 2900 Westchester Ave., Ste. 305
See back page for mailing address.                                              Purchase, NY 10577
USE DARK INK ONLY                                                                    WWW.JNLNY.COM
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REGISTRATION INFORMATION
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OWNER'S NAME            Date of Birth (mm/dd/yyyy)      SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
       M   F      Yes   No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract        SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                CITY, STATE, ZIP                        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age       Sex     U.S. Citizen            Phone No. (include area code)           E-Mail Address
                                         M   F     Yes   No
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ANNUITANT'S NAME (if other than Owner)                                                  SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age       Sex     U.S. Citizen            Phone No. (include area code)           E-Mail Address
                                         M   F     Yes   No
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JOINT ANNUITANT'S NAME                                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age       Sex     U.S. Citizen            Phone No. (include area code)
                                         M   F     Yes   No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                    SSN/TIN (include dashes)                Percentage (%)
Primary
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                Relationship to Owner   Address (number and street)             City, State, ZIP

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                Name                    SSN/TIN (include dashes)                Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------

                Relationship to Owner   Address (number and street)             City, State, ZIP

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                Name                    SSN/TIN (include dashes)                Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------

                Relationship to Owner   Address (number and street)             City, State, ZIP

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                Name                    SSN/TIN (include dashes)                Percentage (%)
__ Primary
__ Contingent   --------------------------------------------------------------------------------------------------------------------

                Relationship to Owner   Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION

__  Non-Tax Qualified                    __  IRA - Individual*                  __  IRC 1035 Exchange
__  401(k) Qualified Savings Plan        __  IRA - Custodial*                   __  Direct Transfer
__  HR-10 (Keogh) Plan                   __  IRA - Roth*                        __  Direct Rollover
__  403(b) TSA (Direct Transfer Only)    *Tax Contribution Years and Amounts:   __  Non-Direct Rollover
__  IRA - SEP                            Year: ____  $____________              __  Roth Conversion
__  Other ________________________       Year: ____  $____________


NVDA 110                                                                                                                NV4473 01/05
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REPLACEMENT  * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? __YES __NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                            Contract No.                    Anticipated Transfer Amount
                                                                        $
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Company Name                            Contract No.                    Anticipated Transfer Amount
                                                                        $
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OPTIONAL DEATH BENEFIT - ONCE SELECTED, AN OPTIONAL DEATH BENEFIT CANNOT BE CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

       __ Highest Anniversary Value Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

A. CONTRACT ENHANCEMENT OPTION/1/
    __ 2% of first-year premium

B. GUARANTEED LIVING BENEFIT OPTIONS/2/
   (MAY SELECT ONLY ONE)
    __ SafeGuard 7 Plus(SM)
       (Guaranteed Minimum Withdrawal Benefit)
    __ LifeGuard(SM) 5
       (5% For Life Guaranteed Minimum Withdrawal Benefit)
    __ LifeGuard(SM) 4
       (4% For Life Guaranteed Minimum Withdrawal Benefit)

                        ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

/1/ Please complete the Important Disclosure Regarding the Contract Enhancement (NV4497).

/2/ The GMWB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Exercise of the GMWB benefit after the required minimum distribution beginning date under an IRA or other qualified plan may not be appropriate.

     Please consult a tax advisor on this and other matters of selecting  income options.
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INITIAL PREMIUM                                                                 INCOME DATE
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Amount of premium with application: $____________________                       PLEASE SPECIFY DATE (mm/dd/yyyy): ______________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW       If an Income Date is not specified, age 90
YORK(SM)                                                                        (age 70 1/2 for Qualified Plans) of the Owner
                                                                                will be used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent __ I do not consent __ to electronic delivery of annual and semi-
annual reports, quarterly and immediate confirms, prospectuses and prospectus supplements, and related correspondence (except __________________________) from
Jackson National Life of New York(SM), when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY(SM) Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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NVDA 110                                                            NV4473 01/05

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PREMIUM ALLOCATION

                  TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
           WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%

NUMBER          PORTFOLIOS

196 __%        JNL(R)/AIM Large Cap Growth
195 __%        JNL/AIM Small Cap Growth
114 __%        JNL/Alger Growth
125 __%        JNL/Alliance Capital Growth
115 __%        JNL/Eagle Core Equity
116 __%        JNL/Eagle SmallCap Equity
150 __%        JNL/FMR Balanced
101 __%        JNL/FMR Capital Growth
126 __%        JNL/JPMorgan International Value
132 __%        JNL/Lazard Mid Cap Value
131 __%        JNL/Lazard Small Cap Value
123 __%        JNL/Mellon Capital Management S&P 500(R) Index
124 __%        JNL/Mellon Capital Management S&P(R) 400 MidCap Index
128 __%        JNL/Mellon Capital Management Small Cap Index
129 __%        JNL/Mellon Capital Management International Index
133 __%        JNL/Mellon Capital Management Bond Index
147 __%        JNL/Mellon Capital Management The Dow(SM) 10
178 __%        JNL/Mellon Capital Management The S&P 10
175 __%        JNL/Mellon Capital Management Global 15
176 __%        JNL/Mellon Capital Management 25
177 __%        JNL/Mellon Capital Management Select Small-Cap
224 __%        JNL/Mellon Capital Management JNL 5
228 __%        JNL/Mellon Capital Management NASDAQ(R) 15
229 __%        JNL/Mellon Capital Management Value Line(R) 25
225 __%        JNL/Mellon Capital Management VIP
191 __%        JNL/Mellon Capital Management Communications Sector
185 __%        JNL/Mellon Capital Management Consumer Brands Sector
190 __%        JNL/Mellon Capital Management Energy Sector
189 __%        JNL/Mellon Capital Management Financial Sector
188 __%        JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector
187 __%        JNL/Mellon Capital Management Technology Sector
054 __%        JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
173 __%        JNL/Oppenheimer Global Growth
174 __%        JNL/Oppenheimer Growth
127 __%        JNL/PIMCO Total Return Bond
105 __%        JNL/Putnam Equity
113 __%        JNL/Putnam International Equity
148 __%        JNL/Putnam Midcap Growth
106 __%        JNL/Putnam Value Equity
136 __%        JNL/Salomon Brothers High Yield Bond
110 __%        JNL/Salomon Brothers Strategic Bond
109 __%        JNL/Salomon Brothers U.S. Government & Quality Bond
104 __%        JNL/Select Balanced
103 __%        JNL/Select Global Growth
102 __%        JNL/Select Large Cap Growth
107 __%        JNL/Select Money Market
179 __%        JNL/Select Value
111 __%        JNL/T. Rowe Price Established Growth
112 __%        JNL/T. Rowe Price Mid-Cap Growth
149 __%        JNL/T. Rowe Price Value

THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS

227 __%        JNL/S&P Managed Conservative
226 __%        JNL/S&P Managed Moderate
117 __%        JNL/S&P Managed Moderate Growth
118 __%        JNL/S&P Managed Growth
119 __%        JNL/S&P Managed Aggressive Growth

027 __%        FIXED ACCOUNT OPTION

               Automatic transfer of funds over a 6-month period is required. You must attach the Directed Transfer form (NV4490).

__ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios selected above will participate in the program. The Fixed Account Option is not available for Automatic Rebalancing.

Frequency:     __ Monthly      __ Quarterly
               __ Semi-Annual  __ Annual

Start Date: ______________________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date JNL/NY applies the first premium payment.

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NVDA 110                                                            NV4473 01/05

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IMPORTANT - PLEASE READ CAREFULLY.

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL(R)/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.
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SIGNATURES * Must be completed for "Good Order"        DATE SIGNED* (mm/dd/yyyy)
SIGNED AT* (city, state)

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Owner's Signature                    Annuitant's Signature (if other than Owner)

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Joint Owner's Signature              Joint Annuitant's Signature (if other than
                                     Joint Owner)

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PRODUCER/FINANCIAL REPRESENTATIVE'S STATEMENT

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Financial Representative's Full Name (please print)            Phone No. (include area code)

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Producer/Financial Representative's Signature                           Date Signed (mm/dd/yyyy)

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Address (number and street)                                     City, State, ZIP

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E-Mail Address                                          Contact your home office for program information.
                                                                       __ Option A __ Option B
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL/NY Producer/Representative No.

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                     MAILING ADDRESS AND CONTACT INFORMATION

FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                  OVERNIGHT MAIL
        ------------                  --------------
    JNL/NY Service Center          JNL/NY Service Center
       P.O. Box 378004         8055 E. Tufts Ave., 2nd floor
    Denver, CO 80237-8004            Denver, CO 80237

             CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/701-0125
                           E-MAIL: contactus@jnlny.com


FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

         REGULAR MAIL                OVERNIGHT MAIL
        ------------                  --------------
   JNL/NY IMG Service Center    JNL/NY IMG Service Center
        P.O. Box 33178               c/o Drawer 5178
    Detroit, MI 48232-5178         12425 Merriman Road
                                 Livonia, MI 48151-0688


             CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/367-4669
                           E-MAIL: contactus@jnlny.com
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            Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose
            value * Not a deposit * Not insured by any federal agency

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NVDA 110                                                            NV4473 01/05